                                                               EXHIBIT 10.15(d)

                                                               EXECUTION COPY



                                  AMENDMENT NO. 4 TO
                      RESTRUCTURED CREDIT AND GUARANTY AGREEMENT


    AMENDMENT dated as of February 1, 1996 among Memorex Telex Corporation (the "Company"), Memorex Telex N.V., Memorex Telex Holding N.V., Memorex Telex Distribution N.V., Tulsa Computer Products, Ltd., the Lenders listed on the signature pages hereof and Morgan Guaranty Trust Company of New York, in its capacity as agent (the "Agent").

                                     WITNESSETH :


    WHEREAS, the parties hereto have heretofore entered into the Restructured Credit and Guaranty Agreement dated as of March 24, 1994 (as heretofore amended, the "Agreement"); and

    WHEREAS, the parties hereto desire to amend the Agreement to provide for additional covenants under the Agreement and to waive certain provisions thereof;

    NOW, THEREFORE, the parties hereto agree as follows:

    SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

    SECTION 2. DEFERRAL OF PRINCIPAL AND INTEREST. The Lenders agree to defer all payments of interest on the Notes accruing prior to March 31, 1996 to, and all such interest not heretofore paid shall be due and payable on, March 31, 1996. The Lenders further agree to defer the payment of the principal of the Loans that is currently scheduled to be due on December 31, 1995 to, and such payment of principal shall be due and payable on, March 31, 1996.

    SECTION 3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.


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    SECTION 4.  COUNTERPARTS; EFFECTIVENESS.  This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by (i) all parties hereto other than the Lenders and (ii) each of the Lenders (or in the case of any party from which an executed counterpart shall not have been received, the Agent shall have received facsimile, telegraphic, telex or other written confirmation from such party). This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed as of the date first above written.

BORROWERS AND GUARANTOR

                                       MEMOREX TELEX N.V.




                                       By
                                         ------------------------------------
                                         Title:



                                       MEMOREX TELEX CORPORATION




                                       By
                                         ------------------------------------
                                         Title:



                                       MEMOREX TELEX DISTRIBUTION N.V.




                                       By
                                         ------------------------------------
                                         Title:


                                       MEMOREX TELEX HOLDING N.V.




                                       By
                                         ------------------------------------
                                         Title:


                                       TULSA COMPUTER PRODUCTS, LTD.




                                       By
                                         ------------------------------------
                                         Title:

AGENT:

                                       MORGAN GUARANTY TRUST COMPANY OF NEW
                                         YORK, as Agent



                                       By
                                         ------------------------------------
                                         Title:

LENDERS:

                                       ABN AMRO BANK N.V.,
                                         AMSTERDAM BRANCH


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:


                                       BANQUE WORMS CAPITAL CORP.


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:


                                       BAYERISCHE VEREINSBANK
                                         AKTIENGESELLSCHAFT,
                                         LONDON BRANCH


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:



                                       CERBERUS PARTNERS, L.P.


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:

                                       GRACE BROTHERS LTD.


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:


                                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK, LONDON BRANCH


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:


                                       NEW VERNON PARTNERS L.P.

                                       By: Whippoorwill Associates, Inc.,
                                             as agent


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:


                                       PARESCO INC.

                                       By: Whippoorwill Associates, Inc.,
                                             as agent


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:


                                       PEARL STREET L.P.


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:

                                       PEQUA TRADING CORP.

                                       By: Whippoorwill Associates, Inc.,
                                             as agent



                                       By
                                         ------------------------------------
                                         Name:
                                         Title:


                                       PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:


                                       SARANAC INVESTORS L.P.

                                       By: Whippoorwill Associates, Inc.,
                                             as agent



                                       By
                                         ------------------------------------
                                         Name:
                                         Title:


                                       TEACHERS INSURANCE AND ANNUITY
                                         ASSOCIATION OF AMERICA


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:

                                       THE PRESIDENT AND FELLOWS
                                         OF HARVARD COLLEGE

                                       By: Whippoorwill Associates, Inc.,
                                             as agent


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:


                                       THE ROCKEFELLER FOUNDATION

                                       By: Whippoorwill Associates, Inc.,
                                             as agent


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:


                                       VEGA OFFSHORE FUND TRUST

                                       By: Whippoorwill Associates, Inc.,
                                             as agent


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:


                                       VEGA PARTNERS L.P.

                                       By: Whippoorwill Associates, Inc.,
                                             as agent


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:

                                       VEGA PARTNERS II L.P.

                                       By: Whippoorwill Associates, Inc.,
                                             as agent


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:


                                       25307 PARTNERSHIP

                                       By: Whippoorwill Associates, Inc.,
                                             as agent


                                       By
                                         ------------------------------------
                                         Name:
                                         Title: